SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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The New Ireland Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[New Ireland Fund Letterhead]

April _, 2011

Dear Stockholder,

          Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders (the “Meeting”) of The New Ireland Fund, Inc. (the “Fund”) to be held on Tuesday, June 7, 2011 at 9:00 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036.

          At the Meeting, stockholders will be asked to vote upon: (1) the election of one of the Fund’s Directors; and (2) the approval of the proposed Investment Advisory Agreement between the Fund and Kleinwort Benson Investors International Ltd.

          After reviewing each matter carefully, the Board of Directors of the Fund strongly recommends that you vote FOR each of the proposals.

          On behalf of the Board of Directors, I cordially invite all stockholders to attend the Meeting. Whether or not you plan to attend the Meeting in person, please take the time to cast your vote by internet, telephone or by using the enclosed form of proxy card. Your vote is important, regardless of the number of shares of the Fund you own. Please take a few minutes to review this material and vote. Your prompt response is needed to avoid follow-up mailings which would increase the costs paid by all stockholders.

          Should you have any questions regarding the Proxy Statement, or about how to vote your proxy, please call our Proxy information line at 1-877-478-5039. Representatives are available Monday through Friday from 9:00 a.m. to 10:00 p.m., Eastern Time. As explained in the attached Proxy Statement, you may withdraw your proxy at any time before it is actually voted at the Meeting.

          Thank you very much for your assistance and we look forward to your continued support.

Sincerely,

Chairman

Preliminary-Subject To completion

THE NEW IRELAND FUND, INC.
c/o BNY Mellon Investment Servicing (US) Inc.
BNY Mellon Center
One Boston Place
201 Washington Street, 34th Floor
Boston, Massachusetts 02109

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 7, 2011

To the Stockholders of The New Ireland Fund, Inc.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The New Ireland Fund, Inc. (the “Fund”), a Maryland corporation, will be held on Tuesday, June 7, 2011 at 9:00 a.m., New York time, at the Harvard Club, 27 West 44th Street, New York, NY 10036, for the following purposes:

1.	To elect one (1) Director of the Fund (Proposal 1).

2.	To approve the proposed Investment Advisory Agreement (the “Proposed Agreement”) between the Fund and Kleinwort Benson Investors International Ltd (“KBI” or the “Proposed Adviser”) (Proposal 2).

3.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

          These items are discussed in greater detail in the attached Proxy Statement.

          Only stockholders of record at the close of business on Friday, April 8, 2011 are entitled to notice of, and to vote at, this Meeting or at any adjournments thereof.

By order of the Board of Directors

Vincenzo A. Scarduzio, Esq.
Secretary
Dated:	April __, 2011

Important Notice Regarding the Availability of Proxy Materials for the Meeting. This Proxy Statement is posted on the Fund’s website at www.newirelandfund.com.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE ASK THAT YOU VOTE BY INTERNET, TELEPHONE OR THAT YOU PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE NEXT PAGE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

          The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Joint owners should each sign, exactly as your names(s) are shown in the registration.

          3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

THE NEW IRELAND FUND, INC.
c/o BNY Mellon Investment Servicing (US) Inc.
BNY Mellon Center
One Boston Place
201 Washington Street, 34th Floor
Boston, Massachusetts 02109

ANNUAL MEETING OF STOCKHOLDERS
June 7, 2011

PROXY STATEMENT

          This Proxy Statement is furnished by the Board of Directors of The New Ireland Fund, Inc. (the “Fund”) in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on Tuesday, June 7, 2011 at 9:00 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036 and at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

          If the accompanying proxy is executed properly and returned by June 7, 2011 in time to be voted at the Meeting, shares represented by the proxy will be voted at the Meeting in accordance with the instructions on the proxy. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by internet, telephone or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund or in person at the Meeting. Subject to the discussion in the next paragraph, all properly executed proxies received at or before the time for the Meeting will be voted as specified in the proxy or, if no specification is made, will be voted FOR the election of directors and FOR the approval of the Proposed Agreement, as described in this Proxy Statement.

          Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular manner with respect to which the broker or nominee does not have discretionary power to vote). Proposal 1 requires the approval of a plurality of votes cast and neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the Proposal. The approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities “of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). With respect to Proposal 2, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the Proposal.

          A quorum of the Fund’s shareholders is required to properly conduct the business of the Meeting. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting. In the event a quorum is not present at the Meeting, the holders of a majority of the stock present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite amount of stock entitled to vote at such Meeting is present. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

          The close of business on April 8, 2011 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, the Fund had _____________ shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement, and form of proxy will be mailed to stockholders on or about April __, 2011.

          The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 2010, is available upon request, without charge, by writing to The New Ireland Fund, Inc., C/O BNY Mellon Investment Servicing (US) Inc., One Boston Place, 201 Washington Street, 34th Floor, Boston, Massachusetts 02109, by accessing the Fund’s website at www.newirelandfund.com, or by calling toll-free 1-800-468-6475.

          The date of this Proxy Statement is April __, 2011.

ELECTION OF DIRECTOR
(Proposal No. 1)

          At the Meeting, one Director will be elected. Pursuant to the Fund’s By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated: Class I, Class II, and Class III. Class I consists of Peter J. Hooper and George G. Moore, Class II consists of Denis P. Kelleher and David Dempsey, and Class III consists of Margaret Duffy. The one Director in Class III is being considered for election at this Meeting. If elected, Ms. Duffy will hold office for a term of three years and until her successor is elected and qualified. It is the intention of the persons named in the accompanying proxy to vote, on behalf of the stockholders, for the election of Margaret Duffy.

          The nominee has consented to being named in this Proxy Statement and to serve as Director if elected. The Board of Directors has no reason to believe that the nominee will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such other person as the Board of Directors may recommend.

          The Directors and officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain organizations and publicly-held companies. For the purposes of the table below and this Proxy Statement, except as otherwise defined, the term “Independent Director” means those Directors who are not “interested persons,” as defined in the 1940 Act, of the Fund, and the term “Interested Director” means those Directors who are “interested persons” of the Fund.

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director

INDEPENDENT DIRECTORS:
Peter J. Hooper, 71 Westchester Financial Center, Suite 1000 50 Main Street White Plains, NY 10606	Director and Chairman of the Board	Since 1990	President, Hooper Associates-Consultants (1994 to present); Director, The Ireland United States Council for Commerce and Industry (1984 to present); Director, Flax Trust – America (1988 to 2007).	1

David Dempsey, 61 360 Lexington Avenue New York, NY 10017	Director	Since 2007	Managing Director, Bentley Associates L.P., (1991 to present); Director and Vice President, 205-69 Inc. (2000 to 2006).	1

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director

Margaret Duffy, 67 164 East 72 Street, Suite 7B New York, NY 10021	Director	Since 2006	Retired Partner Arthur Andersen LLP and currently a Financial Consultant; Director, The Dyson-Kissner-Moran Corporation (2000 to 2010).	1

Denis P. Kelleher, 72 17 Battery Place New York, NY 10004	Director	Since 1991	Chief Executive Officer, Wall Street Access-Financial Services (1981 to present); Director, Independence Community Bank (1992 to 2006); Chairman and Member of the Board of Trustees, St. John’s University (1998 to 2007).	1

George G. Moore, 59 8010 Towers Crescent Drive Vienna, VA 22182	Director	Since 2004	Chairman/Chief Executive Officer, TARGUSinfo (1993 to present); Chairman, AMACAI Information Corp., a wholly-owned subsidiary of TARGUSinfo, (2001 to 2007); Chairman, Erne Heritage Holdings (1990 to Present).	1

*	Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years

OFFICERS:
Leona Nicholson, 44 Bank of Ireland Asset Management (U.S.) Limited 40 Mespil Road, Dublin 4, Ireland	President	Since 2011	Head of Irish Equities and Global Products, Bank of Ireland Asset Management (U.S.) Limited (2007 to Present); Head of EAFE Products, Bank of Ireland Asset Management (U.S.) Limited (2004 to 2007).

Lelia Long, 48 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, Massachusetts 02109	Treasurer	Since 2002	Consultant (2009 to present); Senior Vice President and Director, Bank of Ireland Asset Management (U.S.) Limited (1999 to 2008).

Salvatore Faia, 48 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, Massachusetts 02109	Chief Compliance Officer	Since 2005	President, Vigilant Compliance Services, (2004 to present); Trustee, EIP Growth and Income Fund (2005 to present).

Colleen Cummings, 40 4400 Computer Drive Westborough, MA 01581	Assistant Treasurer	Since 2006	Vice President and Director, BNY Mellon Investment Servicing (US) Inc. (2004 to present).

Vincenzo A. Scarduzio, 39 301 Bellevue Parkway, 2nd Floor Wilmington, DE 19809	Secretary	Since 2005	Vice President and Assistant Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 to present); Assistant Vice President, BNY Mellon Investment Servicing (US) Inc. (2006 to 2010).

**	Each Officer of the Fund will hold office until a successor has been elected by the Board of Directors.

Equity Securities Beneficially Owned by the Directors

Name of Director	Dollar Range of Equity Securities Held in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies**

Independent Directors
David Dempsey	B	B
Margaret Duffy	C	C
Peter J. Hooper	C	C
Denis P. Kelleher	E	E
George G. Moore	C	C

* Key to Dollar Ranges
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	Over $100,000

** As of April 8, 2011, the Family of Investment Companies consisted of only the Fund.

          As of April 8, 2011, none of the Independent Directors, nor any of his or her immediate family members owned beneficially or of record securities in the Fund’s investment adviser, Bank of Ireland Asset Management (U.S.), Limited (the “Investment Adviser”), or any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Compensation

          The following table sets forth certain information regarding the compensation of the Fund’s Directors and officers. The Fund currently pays each of its Directors who is not a managing director, officer, or employee of the Fund’s Investment Adviser or any affiliate thereof an annual fee of $17,500 plus $2,000 for each meeting of the Board of Directors and any Committee of the Board of Directors attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors an additional $38,250 annually and pays the Chairman of the Audit Committee an additional retainer of $9,000 annually. In addition, each Director is also reimbursed for travel and certain out-of-pocket expenses. Officers of the Fund who are employed by BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s administrator, receive reimbursement from the Fund for travel to and from Board meetings. No Director received compensation from the Fund in excess of $120,000 for the fiscal year ended October 31, 2010.

Compensation Schedule for the
Fiscal Year Ended October 31, 2010

Name of Person and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From the Fund Paid to Directors

Peter J. Hooper Chairman of the Board	$ 69,450	0	N/A	$ 69,450

David Dempsey Director	$ 31,326	0	N/A	$ 31,326

Margaret Duffy Director	$ 42,326	0	N/A	$ 42,326

Denis P. Kelleher Director	$ 29,326	0	N/A	$ 29,326

George G. Moore Director	$ 31,326	0	N/A	$ 31,326

          There were four regular meetings and one special meeting of the Board of Directors held during the fiscal year ended October 31, 2010. Each Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which the Director served. Aggregate fees paid to the Board of Directors for the fiscal year ended October 31, 2010 were $203,754.

Additional Information about the Fund’s Board of Directors

Board Responsibilities

          The Board has the overall responsibility for monitoring the operations of the Fund. The Board has approved contracts under which certain companies provide essential management services to the Fund. The Board has the responsibility for supervising the services provided by those companies.

          Like most registered investment companies, the day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Investment Adviser, Administrator and Transfer Agent. The Directors are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks – that is, events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence, and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business (for example, the Investment Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

          As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers. Additionally, the Investment Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Fund’s Chief Compliance Officer, as well as personnel of other service providers, such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit Committee of the Board (the “Audit Committee”) or to the entire Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

          The Fund’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Fund’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers. The report addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

          The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Investment Adviser’s Securities Valuation Committee reports to the Board concerning investments for which market quotations are not readily available, if any. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the Securities and Exchange Commission (“SEC”) are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

          From their review of these reports and discussions with the each service provider, the Chief Compliance Officer and the independent registered public accounting firm, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

          The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Investment Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members and Structure of the Board

          There are five members of the Board of Directors, all of whom are Independent Directors. Peter Hooper serves as Chairman of the Board. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Board including the Chairman, consists of all Independent Directors, the fact that the chairperson of the Audit Committee is an Independent Director and the amount of assets under management in the Fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.

Individual Director Qualifications

          The Fund has concluded that the Directors of the Fund should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, identify and request other information they may deem relevant to the performance of their duties, question management and other service providers regarding material factors bearing on the management and administration of the Fund, and exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. In addition, the Fund has concluded that each of the Directors should serve as a Director based on his or her own experience, qualifications, attributes and skills as described below.

          The Fund has concluded that Mr. Hooper should serve as a Director because of the business and management experience he has gained as President of the consulting firm he founded in 1994, his knowledge of and experience in the financial services industry, and his experience serving as a Director of the Fund since 1990.

          The Fund has concluded that Ms. Duffy should serve as a Director because of her experience in financial consulting, her experience and background in the public accounting profession, including serving as an audit partner on multinational companies for an international accounting firm and her experience serving as a director of other companies, and as a Director of the Fund since 2006.

          The Fund has concluded that Mr. Dempsey should serve as a Director because of the financial and management experience he gained serving as a managing director of an international investment banking firm since 1991, his knowledge of the financial services and banking industries, and his experience serving as a Director of the Fund since 2007.

          The Fund has concluded that Mr. Kelleher should serve as a Director because of the business and management experience he has gained serving as Chief Executive Officer of a financial services firm since 1981, and his experience serving as a director of public companies, and as a Director of the Fund since 1991.

          The Fund has concluded that Mr. Moore should serve as a Director because of the experience he has gained serving as Chairman and Chief Executive Officer of an information services company since 1993, and his experience serving as a Director of the Fund since 2004.

          In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the operation of the Fund. Moreover, references to the qualifications, attributes and skills of individual Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Committees of the Board of Directors

Audit Committee

          The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund’s financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently approved by the Board on June 8, 2010. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm for the Fund is responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

          The Audit Committee consists of Ms. Duffy and Messrs. Dempsey, Hooper, and Moore, all of whom are “independent” Directors of the Fund, as defined in the listing standards of the New York Stock Exchange. The Board of Directors has determined that Ms. Duffy is qualified to serve as the Fund’s Audit Committee financial expert. The Audit Committee is responsible for the engagement of the independent registered public accounting firm and reviewing with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. The Audit Committee met two times during the fiscal year ended October 31, 2010.

Nominating Committee

          The Board of Directors has a Nominating Committee consisting of Ms. Duffy and Messrs. Hooper, Kelleher, and Moore, which is responsible for recommending qualified candidates for election to the Board of Directors of the Fund in the event a position is vacated or created. Each member of the Nominating Committee is an “independent” Director of the Fund, as defined in the listing standards of the New York Stock Exchange. If a vacancy on the Board were to exist, the Nominating Committee would consider recommendations for Independent Director candidates properly submitted by Fund shareholders. Shareholders should submit such recommendations for nomination in a signed writing addressed to the Board of Directors of the Fund, c/o Secretary of the Fund. The Nominating Committee of the Fund met once during the Fund’s fiscal year ended October 31, 2010, and on March 8, 2011, to consider the nomination of Margaret Duffy. A copy of Nominating Committee Charter is available on the Fund’s website, www.newirelandfund.com. The Nominating Committee Charter describes the factors considered by the Nominating Committee in selecting nominees. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will treat all equally qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund’s circumstances, and as applicable legal or listing standards change.

Other Committees

          The Board of Directors of the Fund has a Compensation Committee, which is responsible for ensuring that the Directors’ compensation is competitive as compared to its peers, so that the Fund may continue to retain and attract high caliber directors. The members of the Compensation Committee are Ms. Duffy and Messrs. Kelleher, Dempsey and Moore. The Compensation Committee met once during the Fund’s fiscal year ended October 31, 2010.

          The Board of Directors has a Valuation Committee consisting of Ms. Duffy and Messrs. Dempsey, Hooper and Kelleher, which is responsible for monitoring the Investment Adviser’s valuation of securities for which market quotations are not readily available and for making such determination as necessary should changes in an approved valuation be recommended during the period between Board meetings. The Valuation Committee of the Fund met once during the Fund’s fiscal year ended October 31, 2010.

Stockholder Communications

          Shareholders who wish to send communications to the Board should address them to the Board of Directors of the Fund, BNY Mellon Investment Servicing (US) Inc., One Boston Place, 201 Washington Street, 34th Floor, Boston, MA 02108. All such communications will be directed to the Board’s attention.

          The Fund does not have a formal policy regarding attendance of Directors at the Annual Meeting of Stockholders; however, all of the Directors of the Fund attended the June 8, 2010 Annual Meeting of Stockholders.

Required Vote

          In the election of a Director of the Fund, a plurality of the votes cast by the Fund shareholders represented at a Meeting at which a quorum is present is required to elect a Director candidate. For this purpose, votes that are withheld will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” PROPOSAL NO. 1.

PROPOSAL 2 — APPROVAL OF PROPOSED INVESTMENT ADVISORY AGREEMENT

          At a Special Meeting held on January 11, 2011, the Directors, including a majority of the Independent Directors voted to approve and recommend to shareholders an Investment Advisory Agreement (the “Proposed Agreement”) between the Fund and the proposed investment adviser for the Fund, Kleinwort Benson Investors International Ltd, (“KBI” or the “Proposed Adviser”).

The Proposed Agreement, if approved, will replace the current Investment Advisory Agreement, dated March 30, 1990, as subsequently amended, (the “Current Agreement”), pursuant to which Bank of Ireland Asset Management (U.S.) Limited, the Investment Adviser, manages the assets of the Fund.

          The Proposed Agreement provides for the Proposed Adviser to provide substantially the same investment advisory and management services as provided under the Current Agreement. The Proposed Adviser’s duties under the Proposed Agreement include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute portfolio transactions in accordance with the Fund’s investment objective and policies and within the guidelines and directions set forth in the Fund’s Prospectus or as established by the Board.

          Under both the Proposed Agreement and the Current Agreement, the Fund bears expenses for legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodian, transfer agent and registrar; fees and expenses with respect to administration (except as may be expressly provided otherwise in the Proposed Agreement); expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of holding meetings of stockholders and other meetings.

          As under the Current Agreement, under the Proposed Agreement, the Proposed Adviser will bear all other expenses associated with the performance of its duties (including employee salaries and overhead) other than expenses to be paid by the Fund, as specifically provided above. The Proposed Adviser is also responsible for paying the salaries and expenses of officers and employees of the Fund, and any fees and expenses of any directors of the Fund, who serve as managers, members, officers or employees of the Proposed Adviser or any of its affiliates; provided, however, that the Fund, and not the Proposed Adviser, shall bear the travel expenses, or an appropriate fraction thereof, of directors and officers of the Fund who are managers, members, officers or employees of the Proposed Adviser to the extent that such expenses relate to attendance at meetings of the Board or any committee thereof, and are incurred in accordance with the Fund’s travel policy.

          The Proposed Agreement may be terminated at any time, without payment of penalty by the Proposed Adviser or by the Fund acting pursuant to a vote of the Board of Directors or by a vote of a majority of the Fund’s outstanding securities (as defined in the 1940 Act) upon sixty (60) days’ written notice, and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          If approved by stockholders, the Proposed Agreement would remain in effect for an initial period of two years from the date of stockholder approval. Thereafter, the Proposed Agreement would continue in effect from year to year, if not terminated, if its continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s Board or the vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), and (ii) the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

Fee Provisions of the Proposed Agreement:

          The advisory fee rate to be paid by the Fund under the Proposed Agreement may be lower than the fee rate currently being paid by the Fund under the Current Agreement depending on the level of the Fund’s assets. Under the terms of the Proposed Agreement, the Proposed Adviser would be entitled to receive a fee, payable monthly, at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million, and 0.50% of the value of the average daily net assets of the Fund in excess of $100 million.

          Under the terms of the Current Agreement, the Adviser is entitled to receive, as full compensation for the services to be rendered and expenses borne pursuant to the Current Agreement, a fee payable monthly, at an annualized rate equal to 0.65% of the value of average daily net assets of the Fund up to the first $100 million, and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million.

          The table below shows the aggregate amount of advisory fees paid by the Fund for the fiscal year ended October 31, 2010, along with the amount that would have been paid during the same period had the Proposed Agreement and proposed advisory fee rate thereunder been in effect (“Pro Forma”).

	Advisory Fee Last Fiscal Year	Pro Forma Advisory Fee	Difference	Percent Difference

Advisory Fee	US$ 344,571	US$ 343,065	US$ 1,506	0.44%

          There were no additional payments made to the Adviser by the Fund for the fiscal year ended October 31, 2010.

          If the Fund’s stockholders approve the Proposed Agreement, the proposed fee is expected to go into effect as of the date stockholder approval is obtained.

The Factors Considered by The Board of Directors Regarding the Proposed Agreement

          The Board was asked to approve the Proposed Agreement with substantially the same terms and conditions as the Current Agreement, except with respect to advisory fees as described above. The Board was assured by the Proposed Adviser that the Fund would continue to be managed in substantially the same manner under the Proposed Agreement as under the Current Agreement. The Proposed Agreement is legally required to be reviewed and re-approved by the Board once a year, after its initial two year term.

Approval Process

          On October 22, 2010, the Bank of Ireland, the indirect parent of the Investment Adviser, announced as part of its restructuring plan imposed by the European Commission, the sale of Bank of Ireland Asset Management Ltd. to State Street Global Advisers. The Board was subsequently informed that while this transaction did not include the Investment Adviser, the Bank of Ireland’s restructuring plan included exiting the asset management business. At its a Special Meeting held on October 26, 2010, the Directors determined that it would be appropriate for the Board to review the Fund’s investment management arrangements. The Chairman was authorized to commence a search for suitable investment advisers. Mr. Hooper commenced his review by contacting candidates that had been identified in connection with a review of investment managers conducted by the Board in 2010 in connection with its annual consideration of the approval of the continuance of the Current Agreement.

          The Board’s search identified KBI as the most appropriate candidate and KBI made an initial presentation to the Board at the Board’s December 7, 2010 meeting following which KBI was asked to provide a formal proposal which would be considered at a future Board meeting.

          At a Special Meeting held on January 11, 2010, KBI made a formal presentation to the Board and responded to questions from the Board. In advance of that meeting, each of the Directors was supplied with all of the information provided in response to the request for the proposal. Included in the information supplied was information addressing KBI’s compliance structure and its ability to provide the Fund with certain administrative services. This information was also supplied to the Fund’s Chief Compliance Officer and the Chair of the Audit Committee for review by them, ahead of the Board meeting. Throughout the process, the Board was advised by counsel. Following KBI’s presentation, the Board discussed various aspects of it and the Board approved the selection of the Proposed Adviser as the investment adviser for the Fund, approved the Proposed Agreement and agreed to submit the selection of the Proposed Adviser for approval by the Fund’s stockholders at a stockholder meeting.

          In making this selection, the Board noted the Proposed Adviser’s performance in managing Irish equity securities, the considerable experience of the proposed portfolio manager for the Fund in managing portfolios of such securities of companies in Ireland and the Proposed Adviser’s commitment to on-the-ground research of portfolio companies. The Board also noted that the advisory fee agreed to by the Proposed Adviser compared favorably with fees charged by advisers of other World Equity U.S. registered closed-end funds and with the fees paid under the Current Agreement to the Investment Adviser. The Board also considered the terms and conditions of the Proposed Agreement and the nature, scope and quality of services that the Proposed Adviser is expected to provide to the Fund, including compliance services. The Board also based its decision on the following considerations, among others, although the Board did not identify any consideration that was all important, or controlling, and each Director attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided by the Proposed Adviser

          The Board reviewed and considered the nature and extent of the investment management services to be provided by the Proposed Adviser under the Proposed Agreement. The Board also reviewed and considered the nature and extent of the non-investment management, administrative services to be provided by the Proposed Adviser under the Proposed Agreement. The Board determined that the Proposed Adviser appeared to be capable of providing the Fund with investment management and administrative services of above average quality.

Performance, Fees and Expenses

          The Board noted that the Proposed Adviser had not yet begun providing services to the Fund and, therefore, that there were limitations on the Board’s ability to evaluate the Proposed Adviser’s performance.

          Based, however, on the performance of the Proposed Adviser in managing other funds with all or part being in Irish equities, the Board concluded that there was reason to believe that the Proposed Adviser could achieve above average performance over the long term in managing the Fund. The Board also considered that advisory fee rates under the Proposed Agreement would be marginally lower than the base fee rate under the Current Agreement, depending on the level of the Fund’s assets. The Board also noted that other expenses of the Fund were not expected to increase as a result of the retention of the Proposed Adviser.

Economies of Scale

          The Board considered the economy of scale benefits that the Fund’s stockholders would be afforded as the management fee rate under the Proposed Investment Management Agreement declines as the Fund’s assets grow.

Other Benefits of the Relationship

          The Board considered whether there were other benefits that the Proposed Adviser and its affiliates may derive from their relationship with the Fund and concluded that any such benefits were likely to be minimal.

Resources of the Proposed Investment Adviser

          The Board considered whether the Proposed Adviser is financially sound and has the resources necessary to perform its obligations under the Proposed Agreement, noting that the Proposed Adviser appears to have the financial resources necessary to fulfill its obligations under the Proposed Agreement.

General Conclusions

          After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the Proposed Agreement. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

Information About the Proposed Adviser

          Kleinwort Benson Investors International Ltd (“KBI”), One Rockefeller Plaza,33rd Floor, New York, NY 10020, and headquartered at Joshua Dawson House, Dawson Street, Dublin 2, Ireland, the Proposed Adviser, was incorporated on May 23, 2001 as a wholly owned subsidiary of Kleinwort Benson Investors Ltd. (“KBI Dublin”), Joshua Dawson House, Dawson Street, Dublin 2, Ireland. KBI Dublin has been in the asset management business since 1980 and since 2002 for U.S. clients. KBI Dublin originally operated as the Investment Management Division of Ulster Bank Ltd and, after operating under different ownership for a number of years, was acquired by RHJ International (“RHJI”) in October 2010, when the name was changed to Kleinwort Benson. KBI was first registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) in June 2001. As of December 31, 2010, KBI had approximately $714 million in assets under management, and KBI Dublin has approximately $4.3 billion in assets under management.

          KBI, is owned 100%by KBI Dublin. KBI Dublin is owned 100% by Kleinwort Benson Group Ltd, 30 Gresham Street, London, EC2V 7PG, England, which, in turn, is 100% owned by RHJ International SA (“RHJI”), Avenue Louise 326, 1050 Brussels, Belgium. RHJI, an independent publicly traded holding company, is listed on the Euronext Stock Exchange.

          KBI Dublin currently manages over 150 client accounts that have an exposure to Irish Equities as part of their strategy. Access to its Irish Equity strategy is currently achieved either through a unit trust vehicle or via a segregated approach. KBI Dublin manages 4 unit trusts for Irish equities with 3 different benchmarks and combined assets of $517 million. KBI Dublin has 17 clients with combined assets of $550 million who invest in Irish Equities directly. The CIO of KBI is also the CIO of KBI Dublin, therefore the existing experience in managing Irish Equities will be utilized in the management of the Fund’s assets.

          The following table lists the current executive officers and directors of KBI. The address of Messrs. Hawkshaw, O’Halloran and Solan is c/o Kleinwort Benson Investors Ltd., Joshua Dawson House, Dawson Street, Dublin 2, Ireland. The address of Mr. Blake is c/o Kleinwort Benson Investors International Ltd, One Rockefeller Plaza,33rd Floor, New York, NY 10020. The address for Mr. Linz is RHJI Swiss Management LLC, Bahnhofstrasse 69a, 8001 Zurich, Switzerland. The address of Ms. Kamenetzky-Wetzel is RHJ US Management, Inc., 2019 R-Street NW, Washington, DC 20009.

Name	Position Held with Proposed Adviser; Principal Occupation	Since

Sean Hawkshaw	Director and Chief Executive Officer of KBI	2002
Noel O’Halloran	Director and Chief Investment Officer of KBI	2003
Gerard Solan	Director, Chief Financial Officer and Chief Operating Officer of KBI	2008
Geoff Blake	Director and Head of Business Development of KBI	2008
Heinrich Linz	Non-Executive Director of KBI; Managing Director of RHJI	2010
Anna-Lena Kamenetzky-Wetzel	Non-Executive Director of KBI; Managing Director of RHJI	2010

Required Vote

          The 1940 Act requires that an investment advisory contract between an investment company and an investment adviser be in writing, that such contact specify, among other things, the compensation payable to the adviser pursuant thereto and that such contracts be approved by the holders of a majority of the Fund’s outstanding shares of common stock as defined in the 1940 Act and as discussed below.

          Approval of the Proposed Agreement will require the affirmative vote of a majority of the Fund’s outstanding shares of common stock. As defined in the 1940 Act, a “majority of the outstanding shares” means the lesser of 67% of the voting securities present at the Annual Meeting of Stockholders, if a quorum is present, or 50% of the outstanding securities. For this purpose, both abstentions and broker non-votes will have the effect of a vote to disapprove the Proposed Agreement. If this proposal is not approved by stockholders, the Fund will continue under the Current Agreement while the Board of Directors considers other steps.

          A form of the Proposed Agreement is attached as Appendix A.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE PROPOSED AGREEMENT BETWEEN THE FUND AND KBI.

ADDITIONAL INFORMATION

Investment Adviser

          Bank of Ireland Asset Management (U.S.), Limited, an Irish company registered as an investment adviser under the Advisers Act, currently serves as the Fund’s Investment Adviser. It’s principal office is located at 40 Mespil Road, Dublin 4, Ireland.

Administrator

          BNY Mellon acts as the Fund’s Administrator pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is One Boston Place, 201 Washington Street, 34th Floor, Boston, Massachusetts 02109.

Independent Registered Public Accounting Firm

          At a meeting held on December 7, 2010, the Audit Committee, which consists entirely of Independent Directors selected Tait, Weller & Baker LLP (“Tait Weller”), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania to serve as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2011. The selection of Tait Weller was subsequently ratified and approved by the entire Board. Tait Weller was also the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2010. Tait Weller has advised the Fund that, to the best of its knowledge and belief, as of the Record Date, no Tait Weller professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of Tait Weller will not be present at the Meeting, but will be available by telephone to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Tait Weller as independent registered public accounting firm.

          Set forth in the table below are fees billed to the Fund by Tait Weller for professional services rendered to the Fund for the fiscal years ended October 31, 2009 and October 31, 2010. There were no other fees billed to the Fund.

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees*	All Other Fees

10/31/10	$36,500	—	$3,800	—

10/31/09	$34,800	—	$10,700	—

* Fees billed to the Fund in connection with tax consulting services, including the review of the Fund’s income tax returns.

          The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm. All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended December 31, 2010 and December 31, 2009 were pre-approved by the Audit Committee.

          Tait Weller did not bill any non-audit fees for services rendered to the Investment Adviser, or any entity controlling, controlled by, or under the common control with the Investment Adviser that provides ongoing services to the Fund, for the fiscal years ended December 31, 2010 and December 31, 2009.

Audit Committee Report

          In performing its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance, as modified or supplemented. The Audit Committee has also received the written disclosures from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, as currently in effect.

          The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Fund’s auditors are in fact “independent”.

          Based upon the reports and discussion described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report for the year ended October 31, 2010.

Submitted by the Audit Committee of the Fund’s Board of Directors

Margaret Duffy
David Dempsey
Peter J. Hooper
George G. Moore

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL/RECORD OWNERS

          To the knowledge of the Fund, as of the Record Date, (i) the Directors and officers of the Fund as a “group” (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) owned less than 1% of the outstanding securities of such Fund, and (ii) no person owned of record or owned beneficially more than 5% of the Fund’s outstanding shares, except as listed below.

Shareholder Name and Address	Amount and Nature of Ownership	Percent of Shares

Cede & Co (1)	_________(record)	_____%
55 Water Street, 25th Floor
New York, NY 10041

(1) A nominee partnership of The Depository Trust Company.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the 1934 Act, and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund’s Directors and officers, certain persons affiliated with the Investment Adviser, and persons who own more than 10% of a registered class of the Fund’s securities, file reports of ownership and changes of ownership with the SEC and, in some cases, the New York Stock Exchange. Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

          Based solely upon the Fund’s review of the copies of such forms it received and written representations from certain of such persons, the Fund believes that during the Fund’s fiscal year ended October 31, 2010 these persons complied with all such applicable filing requirements.

Miscellaneous

          Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Adviser. The Fund has retained The Altman Group, Inc. to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $30,000, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their own names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

          In the event that sufficient votes in favor of the proposals set forth in the Notice of this Meeting are not received by June 7, 2011, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

OTHER MATTERS

          No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

STOCKHOLDER PROPOSALS

          A stockholder’s proposal intended to be presented at the Fund’s Annual Meeting of Stockholders to be held in 2012 must be received by the Fund on or before January 7, 2012 in order to be included in the Fund’s proxy statement and proxy relating to that meeting and must satisfy the requirements of federal securities laws.

Vincenzo A. Scarduzio, Esq.
Secretary
Dated: April __, 2011

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY INTERNET, TELEPHONE, OR TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Appendix A

INVESTMENT ADVISORY AGREEMENT

Agreement, dated and effective as of [          ], between THE NEW IRELAND FUND, INC., a Maryland corporation (herein referred to as the “Fund”) and KLEINWORT BENSON INVESTORS INTERNATIONAL LIMITED, a limited liability company organized under the laws of the Republic of Ireland (herein referred to as the “Investment Adviser”). WITNESSETH: That in consideration of the mutual covenants herein contained, it-is agreed by the parties as follows:

                    1. The Investment Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions, for the Fund, to prepare and make available to the Fund research and, statistical data in connection therewith, and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund’s investment objective and policies and in accordance with guidelines and directions from the Fund’s Board of Directors; (ii) to assist the Fund as it may reasonably request in the conduct of the Fund’s business subject to the direction and control of the Fund’s Board of Directors; (iii) to maintain and furnish or cause to be maintained and furnished for the Fund all records, reports and other information required under the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent that such records, reports and other information are not maintained or furnished by the administrators, custodians or other agents of the Fund; (iv) to furnish at the Investment Adviser’s expense for the use of the Fund such office space and facilities as the Fund may reasonably require for its needs in Dublin, Ireland, and to furnish at the Investment Adviser’s expense clerical services in the United States or Ireland related to research, statistical and investment work; and (v) to pay the reasonable salaries and expenses of such of the Fund’s officers and employees (including, where applicable, the Fund’s share of payroll taxes) and any fees and expenses of such of the Fund’s directors as are directors, officers or employees of the Investment Adviser or any of its affiliates, provided, however, that the Fund, and not the Investment Adviser or any of its affiliates, shall bear travel expenses or an appropriate fraction thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser or any of its affiliates to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof. The Investment Adviser shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Investment Adviser in this paragraph 1. In particular, but without limiting the generality of the foregoing, the Investment Adviser shall not be responsible, except to the extent of the compensation of such of the Fund’s employees as are directors, officers or employees of the Investment Adviser whose services may be involved, for the following expenses of the Fund: organization expenses (but not the overhead or employee costs of the Investment Adviser); legal fees and expenses of counsel (United States and Irish) to the Fund and, if counsel is retained by the directors who are not “interested persons” of the Fund, of such counsel; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, transfer agents and registrars; fees and expenses with respect to administration except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, and qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions, stamp duties or other costs of acquiring, disposing or maintaining any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment and share purchase plan; costs of stationery; any litigation expenses; and costs of shareholders’ and other meetings.

                    2. In connection with the rendering of the services required under paragraph 1, the Fund may contract with or consult with such banks, other securities firms or other parties in Ireland or elsewhere as it may deem appropriate to obtain, advice regarding economic factors and trends, advice as to currency exchange matters and clerical and accounting services and other assistance.

                    3. The Fund agrees to pay in U.S. dollars to the Investment Adviser, as full compensation for the services to be rendered and expenses to be borne by the Investment Adviser hereunder, a fee, payable monthly, at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million, and 0.50% of the value of the average daily net assets of the Fund in excess of $100 million. For purposes of computing the monthly fee, the daily net assets of the Fund for a month shall be determined as of the close of business in New York each day with respect to which such last business day falls within that month, and the aggregate value of all such daily net assets shall be divided by the number of such days in such month. The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the 1940 Act and the directions of the Fund’s Board of Directors. Such fee shall be computed beginning on the effective date of this Agreement (the “Effective Date”) until the termination, for whatever reason, of this Agreement. The fee for the period from the end of the last month ending prior to termination of this Agreement to the date of termination and the fee for the period from the Effective Date through the end of the month in which the Effective Date occurs shall be pro rated according to the proportion which such period bears to the full monthly period. Except as provided below, each payment of a monthly fee to the Investment Adviser shall be made within ten days of the first day of each month following the day as of which such payment is computed. Upon the termination of this Agreement before the end of any month, such fee shall be payable on the date of termination of this Agreement.

                    4. The Investment Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, and agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

                    5. Nothing herein shall be construed as prohibiting the Investment Adviser from providing investment management and advisory services to, or entering into investment management and advisory agreements with, other clients, including other registered investment companies and clients which may invest in securities of Irish issuers, or from utilizing (in providing such services) information furnished to the Investment Adviser as contemplated by section 2 of this Agreement; nor, except as explicitly provided herein, shall anything herein be construed as constituting the Investment Adviser an agent of the Fund.

                    6. The Investment Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Investment Adviser nor its officers, directors, employees, agents or controlling persons as defined in the 1940 Act shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of reckless disregard on the part of the Investment Adviser of its obligations and duties under this Agreement. Any person, even though also employed by the Investment Adviser, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Investment Adviser.

                    7. This Agreement shall remain in effect for a period of two years from the date on which it is approved by the holders of a majority of the outstanding voting securities of the Fund, and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members, of the Fund’s Board of Directors who are neither parties to this Agreement nor interested persons of the Fund or of the Investment Adviser or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund’s Board of Directors or the holders of a majority of the outstanding voting securities of the Fund.

Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time without penalty, by the Fund’s Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund or by the Investment Adviser upon 60 days’ written notice delivered or sent to the other party, and (b) shall automatically be terminated in the event of its assignment, provided, however, that a transaction which does not, in accordance with the 1940 Act, result in a change of actual control or management of the Investment Adviser’s business shall not be deemed to be an assignment for the purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

                    8. This Agreement may not be transferred, assigned, sold or in any manner hypothecated, or pledged by either party hereto other than pursuant to Section 7. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding ‘voting securities of the Fund, and (ii) a majority of the members of the Fund’s Board of Directors who are not interested persons of the Fund or of the Investment Adviser or of an entity regularly furnishing investment’ advisory services with respect to the Fund pursuant to any agreement with the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval:

                    9. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms “interested person”, “assignment”, and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act.

                    10. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such notice, air mail postage prepaid, on the day on which such facsimile is sent to the address set forth below) to the following address or facsimile numbers:

          If to Kleinwort Benson Investors International Ltd., to the attention of [           ], [               ].

          If to the Fund, to the attention of [           ], [               ].
                    or to such other address as to which the recipient shall have informed the other parties in writing.

                    Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile and confirmatory letter are sent.

                    11. Each party hereto irrevocably agrees, that any suit, action or proceeding against the Investment Adviser or the Fund arising out of or relating to this Agreement shall be subject exclusively to the jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of the State of New, York New York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with such suit, action or proceeding by mailing a copy thereof registered or certified, mail, postage prepaid, to their respective addresses as set forth in this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

THE NEW IRELAND FUND, INC.

By:

Name: Peter Hooper
Title: Chairman

KLEINWORT BENSON INVESTORS INTERNATIONAL LTD.

By:

Name:
Title:

THE NEW IRELAND FUND, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Stockholders ---- June 7, 2011

The undersigned hereby appoints Peter J. Hooper, Lelia Long and Colleen Cummings, and each of them, attorneys in fact and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all stock of The New Ireland Fund, Inc. held of record by the undersigned on April 8, 2011 at the Annual Meeting of Stockholders (the “Meeting”) to be held on June 7, 2011, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-478-5039. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Stockholders to Be Held on June 7, 2011

The proxy statement for this meeting is available at: www.proxyonline.com/docs/thenewirelandfund.pdf
PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative or touch-tone phone), by MAIL or via the INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE:

To cast your vote by phone with a proxy voting representative, call toll-free 1-877-478-5039 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPLY USING THE ENCLOSED ENVELOPE.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
Stockholder sign here Date

Options below are available 24 hours a day / 7 days a week

PHONE:	To cast your vote via a touch-tone voting line, call toll-free 1-866-458-9863 and enter the control number found on the reverse side of this proxy card.
Joint owner sign here Date

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY STOCKHOLDER’S VOTE IS IMPORTANT.

The New Ireland Fund, Inc.

CONTROL NUMBER

#############

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees. Please refer to the proxy statement for a discussion of all the proposals.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

	FOR		WITHHOLD

1. Election of Director: Margaret Duffy (Class III Director)	☐		☐

	FOR	AGAINST	ABSTAIN
2. The approval of the Investment Advisory Agreement between the Fund and Kleinwort Benson Investors International Ltd	☐	☐	☐

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder

THANK YOU FOR VOTING